UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2004
                                                         -----------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition
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                     The registrant issued a press release on December 6, 2004, announcing its third quarter sales and expected earnings per share and its fiscal 2006 store opening plan. The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.




Item 9.01            Financial Statements and Exhibits
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(c) Exhibits         The following exhibit is being furnished pursuant
                     to Item 2.02 above.

         99.1        Press release, dated December 6, 2004, issued by
                     CarMax, Inc., entitled "CarMax Reports Record Third Quarter Sales and Accounces Fiscal 2006 Store Opening Plan; Expects Third Quarter EPS of Approximately 17 Cents."

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  December 6, 2004

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
-------                             -------


   99.1           Press release dated December 6, 2004, entitled "CarMax
                  Reports Record Third Quarter Sales and Announces Fiscal 2006 Store Opening Plan; Expects Third Quarter EPS of Approximately 17 Cents."